                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12


                              Health Grades, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                               HEALTH GRADES, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


Dear Stockholder:

         It is my pleasure to invite you to attend the 2004 Annual Meeting of Stockholders of Health Grades, Inc., to be held at our corporate headquarters, 44 Union Boulevard, Lakewood, Colorado, on Wednesday, June 23, 2004 at 9:00 a.m. local time. The meeting will be held for the following purposes:

         1.       To elect five directors for the ensuing year.

         2. To act upon such other matters as may properly come before the meeting.

         Holders of record of our common stock at the close of business on May 10, 2004 are entitled to receive this notice and to vote at the meeting or any adjournment.

         Your vote is important. Whether you plan to attend the meeting or not, we urge you to complete, sign and return your proxy card as soon as possible in the envelope provided. This will ensure representation of your shares in the event you are not able to attend the meeting. You may revoke your proxy and vote in person at the meeting if you so desire.

                                /s/ Allen Dodge

                                Allen Dodge
May 28, 2004                    Senior Vice President - Finance, Chief Financial
                                Officer and Secretary

                               HEALTH GRADES, INC.
                               44 UNION BOULEVARD
                                    SUITE 600
                            LAKEWOOD, COLORADO 80228


                                 PROXY STATEMENT

         This proxy statement is being furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Health Grades, Inc. for the 2004 annual meeting of stockholders. We are first mailing copies of this proxy statement, the attached notice of annual meeting of stockholders and the enclosed form of proxy on or about May 28, 2004.

         At the annual meeting, holders of our common stock will vote upon the election of five directors to serve until the 2005 annual meeting of stockholders.

         Our Board of Directors has fixed the close of business on May 10, 2004 as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting or any adjournment of the annual meeting. You may vote at the annual meeting only if you are a holder of record of common stock at the close of business on the record date. As of the record date, 25,035,991 shares of common stock were issued and outstanding.

         If you complete and return your proxy card and we receive it at or prior to the annual meeting, your shares will be voted in accordance with your directions. You can specify your choice by marking the appropriate box on the enclosed proxy card. If your proxy card is signed and returned without directions, the shares will be voted for the persons identified in this proxy statement as nominees for election to the Board of Directors. You may revoke your proxy at any time before it is voted at the meeting by sending a notice of revocation to our Secretary, executing a later-dated proxy or voting by ballot at the meeting.

         The holders of a majority of our common stock entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

         Holders of common stock are entitled to one vote per share on all matters properly brought before the meeting. Directors are elected by a plurality of the votes cast. A plurality means that the nominees with the largest number of votes are elected as directors up to the maximum number of directors to be chosen at the meeting. All other matters to be acted upon at the meeting will be determined by the affirmative vote of the holders of the majority of the common stock present in person or represented by proxy and entitled to vote. An abstention is counted as a vote against and a broker "non-vote" generally is not counted for purposes of approving these matters.

         The Board of Directors is not aware of any matters that will be brought before the meeting other than those described in this proxy statement. However, if any other matters properly come before the meeting, the persons named on the enclosed proxy card will vote in accordance with their best judgment on such matters.

OWNERSHIP OF OUR COMMON STOCK BY CERTAIN PERSONS

         The following table sets forth certain information with respect to the beneficial ownership of our common stock as of May 10, 2004 by (i) each person known to us to own beneficially more than five percent of our common stock (including such person's address), (ii) the named executive officers listed under "Executive Compensation--Summary of Cash and Certain Other Compensation,"
(iii) each director and nominee for election as a director and (iv) all directors and executive officers as a group.

                                                       NUMBER OF SHARES            PERCENT OF
      NAME OF BENEFICIAL OWNER                         BENEFICIALLY OWNED          OUTSTANDING SHARES(1)
-----------------------------------------              ------------------          ---------------------
Kerry R. Hicks (2)                                      4,348,644                  15.7%

David G. Hicks (3)                                      1,675,666                   6.4%

Peter Fatianow (4)                                      1,159,401                   4.5%

Sarah Loughran (5)                                      1,606,331                   6.2%

Michael D. Phillips (6)                                   577,963                   2.3%

Leslie S. Matthews, M.D. (7)                              125,117                  *

Peter H. Cheesbrough (8)                                  194,345                  *

John J. Quattrone (9)                                     103,334                  *

J.D. Kleinke (10)                                          83,334                  *

Kirk and Diane Mauro (11)                               1,458,700                   5.8%

Essex Woodlands Health Ventures
   Fund IV, L.P. (12)                                   9,947,430                  37.6%

All directors and executive officers as a
   group (12 persons) (13)                             10,631,262                  33.4%

-----------------
 *     Less than one percent.

(1) Applicable percentage of ownership is based on 25,035,991 shares of common stock outstanding on May 10, 2004. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and means voting or investment power with respect to securities. Shares of common stock issuable upon the exercise of stock options or warrants exercisable currently or within 60 days of May 10, 2004 are deemed outstanding and to be beneficially owned by the person holding such option or warrant for purposes of computing such person's percentage ownership, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Except for shares held jointly with a person's spouse or subject to applicable community property laws, or as indicated in the footnotes to this table, each stockholder identified in the table possesses sole voting and investment power with respect to all shares of common stock shown as beneficially owned by such stockholder.

(2) Includes 10,000 shares of common stock held by The David G. Hicks Irrevocable Children's Trust, warrants to purchase 350,000 shares and 2,289,823 shares underlying stock options. Does not include 60,000 shares of common stock held by The Hicks Family Irrevocable Trust, for which shares Mr. Hicks disclaims beneficial ownership. Mr. Hicks' address is Health Grades, Inc., 44 Union Boulevard, Suite 600, Lakewood, CO, 80228.

(3) Includes warrants to purchase 17,500 shares and 1,124,940 shares underlying stock options. Mr. Hicks' address is Health Grades, Inc., 44 Union Boulevard, Suite 600, Lakewood, CO, 80228.

(4)    Includes 716,369 shares underlying stock options.

(5) Includes 1,016,369 shares underlying stock options. Ms. Loughran's address is Health Grades, Inc., 44 Union Boulevard, Suite 600, Lakewood, CO 80228.

(6)    Includes 310,600 shares underlying stock options.

(7)    Includes 16,667 shares underlying stock options.

(8)    Includes 173,345 shares underlying stock options.

(9)    Includes 103,334 shares underlying stock options.

(10)   Includes 83,334 shares underlying stock options.

(11) The information regarding beneficial ownership of Dr. and Ms. Mauro is as of April 23, 2004 and is provided by Dr. Mauro. The address of Dr. and Ms. Mauro is 267 Rosehill Drive North, Tallahassee, FL 32312.

(12) Includes warrants to purchase 1,403,430 shares. The address of Essex Woodlands Health Ventures Fund IV, L.P. is 190 South LaSalle Street, Suite 2800, Chicago, IL 60603.

(13) Includes warrants to purchase 367,500 shares, 6,453,114 shares underlying stock options and 10,000 shares of common stock held by The David G. Hicks Irrevocable Children's Trust.


ELECTION OF DIRECTORS

         At the meeting, five directors will be elected to hold office until the Annual Meeting of Stockholders in 2005 or until their successors have been elected and qualified. Unless contrary instructions are given, the shares represented by a properly executed proxy will be voted for the nominees listed below. All of the nominees are currently members of our Board of Directors.

         If, at the time of the meeting, one or more of the nominees has become unavailable to serve, shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Board of Directors, unless the size of the Board is reduced. The Board of Directors knows of no reason why any of the nominees will be unavailable or unable to serve.

         Health Grades, Inc., Kerry Hicks, our President and Chief Executive Officer, David Hicks, our Executive Vice President - Information Technology, Sarah Loughran, our Senior Vice President - Provider Services, and certain of our former executive officers have agreed to take such actions (including in the case of the individuals, voting their shares) as are in their control so that
(1) our Board of Directors is comprised of no more than eight members and (2) one designee of Essex Woodlands Health Ventures Fund IV, L.P. ("Essex") is elected to the Board of Directors. Essex has not designated any person as a director, but has designated an observer to attend meetings of our Board of Directors.

         Information concerning the nominees for election as directors is set forth below:

KERRY R. HICKS, age 44, one of our founders, has served as our Chief Executive Officer and has been a director since our inception in 1995. He also served as our President from our inception until November 1999 and since June 2001. From 1985 to 1995, he served as Senior Vice President of LBA Healthcare Management.

PETER H. CHEESBROUGH, age 52, has served as one of our directors since December 1996. Since December 3, 2002, Mr. Cheesbrough has served as Chief Financial Officer of Navigant Biotechnologies, a wholly-owned subsidiary of Gambro, Inc. Navigant Biotechnologies is engaged in the development of a process for the elimination of pathogens from blood used for transfusions. From October 2000 to November 2002, Mr. Cheesbrough was a self-employed consultant. From August 1999 through September 2000, Mr. Cheesbrough served as Senior Vice President, Finance and Chief Financial Officer of XCare.net, a company providing internet-based business to business connectivity, information exchange and electronic commerce applications solutions for healthcare. From June 1993 to August 1999, Mr. Cheesbrough was the Senior Vice President-Finance and Chief Finance Officer of Echo Bay Mines Ltd., a company engaged in precious metals mining. Mr. Cheesbrough is a Fellow of the Institute of Chartered Accountants of England and Wales and also a chartered accountant in Canada.

LESLIE S. MATTHEWS, M.D., age 52, has served as one of our directors since December 1996. Since October 1994, Dr. Matthews has been an orthopaedic surgeon at Greater Chesapeake Orthopaedic Associates, LLC, and since 1990, he has been the Chief of Orthopaedic Surgery at Union Memorial Hospital.

JOHN QUATTRONE, age 51, has served as one of our directors since November 2000. Mr. Quattrone has served as General Director of Human Resources for General Motors North America Automotive Operations since 1995.

J.D. KLEINKE, age 42, has served as one of our directors since April 2002. Mr. Kleinke has served as President and Chief Executive Officer for HSN, a privately held health information technology development company, since April 1998. From May 1992 to February 1998, Mr. Kleinke served in various capacities for HCIA, Inc., a healthcare information company that provides information products and services to health care systems, managed care organizations and pharmaceutical companies.

         Kerry R. Hicks and David G. Hicks, our Executive Vice President - Information Technology, are brothers.


CORPORATE GOVERNANCE

CORPORATE GOVERNANCE GUIDELINES AND OTHER CORPORATE GOVERNANCE DOCUMENTS

         Our Corporate Governance Guidelines, which include guidelines for determining director independence and other matters relating to our corporate governance, are available on our website. In addition, our other corporate governance documents, including the Charter of the Audit Committee, the Charter of the Compensation Committee and our Code of Conduct, are also available on our website. Stockholders may access these documents on the Investors page of our website at www.healthgrades.com/aboutus. Although we are not currently listed on a stock exchange or Nasdaq, we have determined to apply the corporate governance standards, including director independence standards, of The Nasdaq Stock Market, Inc. to our corporate governance.

BOARD INDEPENDENCE

         The Board of Directors has determined that each of Peter H. Cheesbrough, J.D. Kleinke, Leslie S. Matthews and John J. Quattrone is an independent director within the meaning of the rules of The Nasdaq Stock Market, Inc. In addition, the Board has determined that each of the members of the two Board committees is also independent within the meaning of the rules of The Nasdaq Stock Market, Inc.

BOARD OF DIRECTORS AND BOARD COMMITTEES

         The Board of Directors held four meetings during 2003. All Board members attended the 2003 annual meeting of stockholders.

         We have an Audit Committee and a Compensation Committee. We do not have a nominating committee. Based on the current size of our Board of Directors, the number of independent directors, the current commitment of independent directors to Board committees and the current Nasdaq requirements with respect to nomination of directors (including the requirement that, in the absence of a nominating committee, director nominees either be selected, or recommended for the Board's selection, by a majority of independent directors), the Board determined that it was appropriate for the Board not to have a nominating committee. Nominations for director will be recommended to the Board by our independent directors, namely Messrs. Cheesbrough, Kleinke and Quattrone, and Dr. Matthews.

Audit Committee

         The Audit Committee is currently comprised of Mr. Cheesbrough (Chairman), Mr. Kleinke and Dr. Matthews. The Audit Committee has sole authority to retain, compensate, terminate, oversee and evaluate the independent auditors, and reviews and approves in advance all audit and non-audit services (other than prohibited non-audit services) performed by the independent auditors. In addition, the Audit Committee reviews and discusses with management and the independent auditors the annual audited financial statements and quarterly financial statements included in our filings with the Securities and Exchange Commission; oversees our compliance with legal and regulatory requirements; and meets separately with the independent auditors as often as deemed necessary or appropriate by the Committee. In this regard, the Audit Committee also reviews major issues regarding accounting principles and financial statement presentation, and periodically discusses with management our major financial risk exposures and the steps that management has taken to monitor and control such exposures.

         The Charter of the Audit Committee is attached to this proxy statement as Appendix A.

         The Board of Directors has determined that Peter H. Cheesbrough is an "audit committee financial expert" as that term is defined in Securities and Exchange Commission regulations, and, therefore, Mr. Cheesbrough qualifies as a financially sophisticated audit committee member as required by The Nasdaq Stock Market, Inc.'s corporate governance rules.

         The Audit Committee met six times during 2003.

Compensation Committee

         The Compensation Committee is currently comprised of Messrs. Quattrone, Cheesbrough and Kleinke. The Committee is responsible for developing and recommending to the Board compensation plans and programs for executive officers and other employees and annually reviewing the adequacy of the plans and programs; establishing compensation arrangements and incentive goals for executive officers and administering our incentive and equity-based plans; reviewing the performance of executive officers, awarding incentive compensation and adjusting compensation arrangements as appropriate based on performance and other factors; and reviewing and monitoring management development and succession plans.

         The Compensation Committee met four times during 2003.

CONSIDERATION OF DIRECTOR CANDIDATES

         Our independent directors recommend to the Board candidates for Board membership. Resolutions adopted by the Board require that, in considering candidates for nomination, the Board will seek individuals who evidence strength of character, mature judgment and the ability to work collegially with others. The resolutions also provide that it is the policy of the board that it endeavor to have directors who collectively possess a broad range of skills, expertise, industry and other knowledge, and business and other experience useful to the effective oversight of our business. Therefore, in considering whether to nominate a person for election as a director, the Board will consider the contribution such person can make to the collective competencies of the Board based on such person's background. The manner in which the independent directors evaluate potential directors will be the same for candidates recommended by stockholders as for candidates recommended by others. Stockholders can recommend candidates for nomination by writing to the Corporate Secretary, Health Grades, Inc., 44 Union Boulevard, Suite 600, Lakewood, CO 80228. In order to enable consideration of the candidate in connection with our 2005 annual meeting of stockholders, a stockholder must submit the following information by January 28, 2005: (1) The name of the candidate and information about the candidate that would be required to be included in a proxy statement under the rules of the Securities and Exchange Commission; (2) information about the relationship between the candidate and the recommending stockholder; (3) the consent of the candidate to service as a director; and (4) proof of the number of shares of our common stock that the recommending stockholder owns and the length of time the shares have been owned. In considering any candidate proposed by a stockholder, the independent directors will reach a conclusion based on the criteria described above. The independent directors may seek additional information regarding the candidate.

After full consideration, the stockholder proponent will be notified of the decision of the independent directors.

COMMUNICATIONS WITH THE BOARD

         Stockholders and other interested persons may communicate with the Board of Directors by writing to the Board of Directors, c/o Health Grades, Inc., 44 Union Boulevard, Suite 600, Lakewood, CO 80228 or, if the communication is to be directed solely to the independent members of the Board, to Independent Directors, c/o Health Grades, Inc., 44 Union Boulevard, Suite 600, Lakewood, CO 80228. In addition, stockholders and other interested parties may contact our Audit Committee to report complaints about our accounting, internal accounting controls or auditing matters by writing to the Audit Committee, c/o Health Grades, Inc., 44 Union Boulevard, Suite 600, Lakewood, CO 80228. Communications to the Board of Directors or the independent directors regarding accounting, internal accounting controls or auditing matters will be referred to the Audit Committee. Other concerns will be addressed as determined by the Board of Directors or, if applicable, the independent directors. You can report your concerns to the Board of Directors, the independent directors or the Audit Committee anonymously or confidentially.

CODE OF CONDUCT

         We have a Code of Conduct applicable to all of our officers, other employees and directors. Among other things, the Code of Conduct is designed to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; to promote full, fair, accurate, timely and understandable disclosures in periodic reports required to be filed by us; and to promote compliance with applicable governmental laws, rules and regulations. The Code of Conduct provides for the prompt internal reporting of violations of the Code of Conduct to an appropriate person identified in the Code of Conduct and contains provisions regarding accountability for adherence to the Code of Conduct. We intend to satisfy the disclosure requirements regarding any amendment to, or waiver from, a provision of our Code of Conduct by disclosing such matters in the Investor Relations section of our website.

COMPENSATION OF DIRECTORS

         On June 25, 2003, we granted options to purchase 50,000 shares of our common stock to each of our non-employee directors. The options have an exercise price of $0.30 per share (the closing price per share of our common stock on the date of grant, as reported on the OTC Bulletin Board) and terminate on June 25, 2013. The options vest in one-third increments on each of the first three anniversaries of the date of grant.

         Effective January 1, 2004, members of the Board of Directors are paid $1,000 for each meeting of the Board of Directors attended in person and $500 for each meeting attended by telephone conference, in addition to reimbursement of travel expenses.

                      REPORT OF THE COMPENSATION COMMITTEE

         Health Grades' compensation determinations in 2003 were reflective of the marked improvement in Health Grades' operations during the year, which afforded the opportunity to provide meaningful cash-based incentives. In addition, the Committee determined that equity based incentives provided to executives in 2002 were substantial and required no augmentation in 2003.

         The base salary of two of our executives was governed by the terms of employment agreements between each of the executives and Health Grades, which have been in effect for several years. Salaries for two other executive officers were increased by four percent, which the Committee believed was an appropriate increase to address increases in the cost of loving, particularly since no increase in salaries was made in 2002. One other executive officer received a more substantial increase, based on the Committee's perception that the nature of the executive's responsibilities justified such an increase. Base salary for the remaining two executive officers, who receive commissions based on sales, was not increased.

         Bonuses were paid in 2003 based on separate performance measures for the first six months and second six months of 2003. For each six month period, minimum and target ranges of cash flow and new sales were set on a company-wide basis. Additional amounts were payable if the upper end of the target range was exceeded, based on a percentage of the amount by which the upper end of the range was exceeded. During each six month period, the amounts of cash flow and new sales each exceeded the upper end of the target range, so that bonuses were paid in excess of the target amounts. Of the bonus amount paid to executives, 40 percent was paid to Mr. Hicks and the remaining 60 percent was paid to four other executives. The amounts paid to three of the other executives were equal. The remaining executive received additional amounts in recognition of outstanding sales performance in a business division that was subject to the executive's responsibility. Two other executives, who receive commissions based on sales, did not participate in the program. The Committee determined to allocate 40 percent of the total executive bonus to Mr. Hicks in view of his critical role in connection with both aspects of the performance criteria relating to the bonus targets.

         As noted in last year's report, significant option grants and equity purchase opportunities were provided to Health Grades' executive officers in 2002. In light of the already substantial equity interest that executives have in Health Grades, and the significant number of options outstanding relative to the number of shares of common stock outstanding, the Committee determined that no additional options would be granted to executives in 2003.

         Certain provisions of the Internal Revenue Code provide that a publicly held corporation may not deduct compensation for its chief executive officer or each of certain other executive officers to the extent that such compensation exceeds $1 million. It is not expected that these provisions would adversely affect Health Grades based on its current compensatory structure. In this regard, base salary and bonus levels are expected to remain below the $1 million limitation for the foreseeable future. In addition, the 1996 Equity Compensation Plan is designed to preserve the deductibility of income realized upon the exercise of stock options under the plan regardless of whether such income, together with salary, bonus and other compensation, exceeds the limitation.

Peter H. Cheesbrough
J. D. Kleinke
John J. Quattrone


                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of the Board of Directors is composed of three independent directors and operates under a written charter adopted by the Board of Directors. The Audit Committee selects the Company's independent accountants.

         In response to legal and regulatory initiatives, the Board has adopted a new charter for the Audit Committee. The charter is attached as Appendix A to this proxy statement.

         Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with applicable auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         The Company's independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

         Based on these discussions and reviews, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission.


Peter Cheesbrough
J.D. Kleinke
Leslie S. Matthews, M.D.



AUDIT AND RELATED FEES

         Fees for all services provided by Grant Thornton LLP for 2003 and 2002 were as follows:

AUDIT FEES

         The aggregate fees billed for professional services rendered by Grant Thornton LLP for the audit of our annual financial statements for the years ended December 31, 2003 and 2002 and the review of the our financial statements included in the our quarterly reports on Form 10-Q filed during 2003 and our quarterly report on Form 10-Q for the quarter ended September 30, 2002 were $61,988 and $46,888, respectively.

AUDIT RELATED FEES

         There were no fees billed in 2003 or 2002 for assurance and related services rendered by Grant Thornton LLP that were reasonably related to the performance of the audit or review of our consolidated financial statements and were not reported under "Audit Fees" above.

TAX FEES

         There were no fees billed in 2003 or 2002 for professional services rendered by Grant Thornton LLP for tax compliance, tax advice and tax planning.

ALL OTHER FEES

         There were no fees billed in 2003 or 2002 for products and services provided by Grant Thornton LLP, other than the services referred to above.

EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table sets forth certain information concerning the compensation we paid to our Chief Executive Officer and the four other most highly paid executive officers during 2003. We refer to these persons in this proxy statement as the "named executive officers."

SUMMARY COMPENSATION TABLE

                                                                                           Long Term
                                                                                          Compensation
                                                                                          ------------
                                                                                             Awards
                                                                                          ------------
                                                                                           Securities
                                                                                           Underlying       All Other
Name and Principal Position                          Year     Annual Compensation           Options         Compensation(1)
---------------------------                          ----     -------------------         ------------      ---------------
                                                              Salary        Bonus
                                                              ------        -----
Kerry R. Hicks..................................     2003     $285,499      $220,205        -               $6,000
  Chief Executive Officer                            2002     $269,706      $  6,000        1,493,104       $4,800
                                                     2001     $269,706      $ 67,250           61,719       $4,800

David G. Hicks..................................     2003     $192,847      $ 81,327        -               $5,785
  Executive Vice President - Information             2002     $183,400      $  4,000          900,000       $4,800
  Technology                                         2001     $172,756      $ 27,176           24,940       $4,800

Peter Fatianow..................................     2003     $154,121      $ 81,327        -               $4,624
  Senior Vice President - Corporate Services         2002     $149,800      $  4,000          600,000       $4,614
                                                     2001     $149,577      $ 17,836           16,369       $4,800

Sarah Loughran..................................     2003     $154,121      $ 91,227        -               $4,624
  Senior Vice President - Provider Services          2002     $148,825      $  4,000          900,000       $4,585
                                                     2001     $149,577      $ 17,836           16,369       $4,800

Michael D. Phillips (2).........................     2003     $254,735      -               -               $3,750
  Senior Vice President - Provider Sales             2002     $259,382      -                 400,000       $4,800
                                                     2001     $215,186      -                  15,900       $4,800

(1) Includes amounts that we contributed for the account of the executive officers under our Retirement Savings Plan.

(2) Annual salary for Mr. Phillips includes sales commissions of $129,735, $134,383 and $91,148 for 2003, 2002 and 2001, respectively.

STOCK OPTIONS

         The following table sets forth certain information regarding stock options held as of December 31, 2003 by the named executive officers. No options were granted to the named executive officers in 2003, and the named executive officers did not exercise any stock options in 2003.

FISCAL YEAR-END OPTION VALUES

                                           NUMBER OF SECURITIES               VALUE OF UNEXERCISED
                                          UNDERLYING UNEXERCISED                  IN-THE-MONEY
                                                OPTIONS AT                         OPTIONS AT
                                            FISCAL YEAR-END(#)                FISCAL YEAR-END($)(1)
                                      ------------------------------     ------------------------------
NAME                                  EXERCISABLE      UNEXERCISABLE     EXERCISABLE      UNEXERCISABLE
----                                  -----------      -------------     -----------      -------------
Kerry R. Hicks..................      2,133,513        156,310           $696,496         $67,869

David G. Hicks..................      1,134,808         90,132           $416,591         $40,910

Peter Fatianow..................        656,367         60,002           $272,727         $27,273

Sarah Loughran..................        929,094         87,275           $409,091         $40,910

Michael D. Phillips.............        374,236         41,664           $186,376         $20,461

(1) Based on $0.60, the closing price of our common stock as reported on the OTC Bulletin Board on December 31, 2002.


EMPLOYMENT AGREEMENTS

         Mr. Kerry Hicks is employed by us under an employment agreement dated as of April 1, 1996. The agreement is renewable automatically for one-year periods unless terminated by one of the parties. The agreement provided for Mr. Hicks to receive an annual salary rate of $250,000 for 1998, with cost of living increases for the years following 1998. In addition, the agreement provides for annual incentive compensation equal to up to 100% of Mr. Hicks' base salary based on performance targets established by the Board of Directors.

         Mr. David Hicks is employed by us under an employment agreement dated as of March 1, 1996. The agreement is renewable automatically for one-year periods unless terminated by one of the parties. The agreement provided for Mr. David Hicks to receive an annual base salary of $144,000 for 1998, with cost of living increases for the years following 1998. In addition, the agreement provides for annual incentive compensation equal to up to 75% of his base salary based on performance targets established by the Board of Directors. In connection with Mr. David Hicks' appointment as Senior Vice President in 1999, his base salary was increased to $172,500.

         Under each of the employment agreements described above, in the event that the officer is terminated without cause and there has been no change of control of the Company, we will pay the officer his base salary for the remaining term of the agreement and any earned but unpaid salary and incentive compensation. In the event the officer is terminated with cause, regardless of whether there has been a change of control, we will pay the officer his base salary for 60 days following such termination. If the officer is terminated without cause upon a change of control, he is entitled to receive a lump sum payment upon his termination equal to 300% of his base salary plus 300% of his annual incentive compensation for the prior year. Each agreement contains certain confidentiality and non-competition covenants.

CERTAIN TRANSACTIONS

STOCK REPURCHASE

         We entered into a Stock and Warrant Repurchase Agreement, dated March 11, 2003, with Chancellor V, L.P. ("Chancellor"). Under the terms of the Stock and Warrant Repurchase Agreement, we repurchased from Chancellor 12,004,333 shares of our common stock and warrants to purchase 1,971,820 shares of our common stock for a total purchase price of $500,000. Chancellor initially acquired the common stock and warrants from us in two private transactions in 2000 and 2001. Immediately prior to the repurchase, Chancellor's ownership of our common stock represented 33% of our outstanding common stock, and Chancellor's ownership of our common stock and warrants represented 36% of the our total outstanding common stock (assuming full exercise of the warrants held by Chancellor, but assuming no exercise of any other warrants or options).


INFORMATION CONCERNING INDEPENDENT AUDITORS

         Our Audit Committee dismissed Ernst & Young LLP ("E&Y") as our independent public accountants, effective September 29, 2002.

         In addition, on September 29, 2002, our Audit Committee engaged Grant Thornton LLP as our new independent accountants to audit our financial statements for the fiscal year ended December 31, 2002.

         E&Y's reports on our consolidated financial statements for either of our two fiscal years ended December 31, 2001 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the two fiscal years ended December 31, 2001 and through the date of E&Y's dismissal, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to E&Y's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report on our consolidated financial statements.

         The Audit Committee has selected Grant Thornton LLP to serve as our independent auditors for 2004. Representatives of Grant Thornton LLP are expected to be present at the meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Until March 31, 2002, Section 16(a) of the Securities Exchange Act of 1934 (the "Act") required our officers and directors and beneficial owners of more than ten percent of our common stock to file reports of ownership of our securities and changes in ownership with the

Securities and Exchange Commission. On December 31, 2001, we filed a Form 15 with the Securities and Exchange Commission that resulted in the termination of registration of our common stock under Section 12 of the Act. As a result, our officers, directors and holders of more than 10% of our common stock are no longer subject to Section 16(a) of the Act.


ADVANCE NOTICE PROCEDURES

         In accordance with our by-laws, notice relating to nominations for director or proposed business to be considered at the 2005 annual meeting of stockholders must be given no earlier than March 27, 2005 nor later than April 26, 2005. These requirements do not affect the deadline for submitting stockholder proposals for inclusion in the proxy statement, nor do they apply to questions a stockholder may wish to ask at the meeting. Stockholders may request a copy of the by-law provisions discussed above from the Secretary, Health Grades, Inc., 44 Union Boulevard, Suite 600, Lakewood, Colorado 80228.


STOCKHOLDER PROPOSALS

         Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with regulations adopted by the Securities and Exchange Commission. Any proposal that an eligible stockholder desires to have presented at the 2005 annual meeting of stockholders concerning a proper subject for inclusion in the proxy statement and for consideration at the annual meeting will be included in our proxy statement and related proxy card if we receive it no later than January 28, 2005.


SOLICITATION OF PROXIES

         We will pay the cost of solicitation of proxies for the annual meeting. In addition to the mailing of the proxy material, such solicitation may be made, without extra compensation, in person or by telephone or telecopy by our directors, officers or regular employees.


ANNUAL REPORT ON FORM 10-K

         We will provide without charge to each person solicited by this proxy statement, on the written request of any such person, a copy of the our Annual Report on Form 10-K (excluding exhibits) as filed with the Securities and Exchange Commission for our most recent fiscal year. Such written request should be directed to Allen Dodge, Senior Vice President, Finance, Chief Financial Officer and Secretary, at the address of Health Grades appearing on the first page of this proxy statement.

         The above Notice and Proxy Statement are sent by order of the Board of Directors.


                                /s/ Allen Dodge

                                Allen Dodge
                                Senior Vice President - Finance, Chief Financial Officer and Secretary


May 28, 2004

                                                                      APPENDIX A

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                             OF HEALTH GRADES, INC.

I.                PURPOSE

         The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Health Grades, Inc. (the "Company") is appointed by, and generally acts on behalf of, the Board. The Committee's purposes are:

         A. To assist the Board in its oversight of (1) the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company and (2) the Company's compliance with legal and regulatory requirements;

         B. To interact directly with and evaluate the performance of the independent auditors, including to determine whether to engage or dismiss the independent auditors and to monitor the independent auditors' qualifications and independence; and

         C. To prepare the audit committee report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement.

         Although the Committee has the powers and responsibilities set forth in this Charter, the role of the Committee is oversight. The members of the Committee are not full-time employees of the Company and may or may not be accountants or auditors by profession or experts in the fields of accounting or auditing and, in any event, do not serve in such capacity. Consequently, it is not the duty of the Committee to conduct audits, to independently verify management's representations, or to determine that the Company's financial statements are complete and accurate, are prepared in accordance with generally accepted accounting principles ("GAAP") or fairly present the financial condition, results of operations, and cash flows of the Company in accordance with GAAP. These are the responsibilities of management and the independent auditors. The Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with GAAP, that the audit of the Company's financial statements has been carried out in accordance with applicable auditing standards or that the Company's independent auditors are in fact "independent."

II.      MEMBERSHIP

         A. The Committee shall be composed of at least three directors, each of whom must be independent. A director shall qualify as independent if the Board has affirmatively determined that the member has satisfied the basic independence criteria set forth in the corporate governance rules of the Nasdaq Stock Market, Inc. In addition, members of the Committee must also satisfy the following additional requirements in order to be independent:

                  1. No Committee member or immediate family member of such Committee member may be an "affiliated person" of the Company or any of its subsidiaries, as that term is defined by the SEC;

                  2. No Committee member shall accept, directly or indirectly, any consulting, advisory, or other compensatory fees from the Company or any of its subsidiaries, except for fees for services as a director and member of the Audit Committee and any other Board committee; and

                  3. No Committee member shall have participated in the preparation of the financial statements of the Company or any subsidiary of the Company (exclusive of former subsidiaries that are no longer subsidiaries of the Company) during the past three years.

         B. All members of the Committee must be able to read and understand fundamental financial statements. At least one member shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the member's financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior official with financial oversight responsibilities. To the extent possible, such member of the Committee shall be an "audit committee financial expert" as that term is defined by the SEC.

         C. The members of the Committee shall be appointed, and the Chairperson of the Committee shall be designated, by the Board (including the affirmative vote of a majority of the independent directors) for one-year terms or until their successors are duly appointed, subject to their earlier resignation, retirement, or removal. No member of the Committee shall be removed except by majority vote of the independent directors of the full Board then in office.

         D. Generally, no member of the Committee may serve simultaneously on the audit committees of more than three public companies without a specific Board determination that such simultaneous service will not impair the ability of such Committee member to serve on the Committee.

III.     MEETINGS, PROCEDURES AND FUNDING

         A. The Committee shall meet as often as it may deem necessary and appropriate in its judgment, but in no event less than four times per year. A majority of the members of the Committee shall constitute a quorum.

         B. The Committee shall meet with the independent auditors and management in separate meetings, as often as it deems necessary and appropriate in its judgment.

         C. The Chairperson of the Committee or a majority of the members of the Committee may call a special meeting of the Committee.

         D. The Committee may request that any directors, officers, or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting to provide such information as the Committee requests.

         E. The Committee shall fix its own rules of procedure, which shall be consistent with the By-laws of the Company and this Charter.

         F. The Committee shall report to the Board on the matters discussed at each meeting of the Committee, including describing all actions taken by the Committee at the meeting.

         G. The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

         H. The Committee may delegate authority to one or more members of the Committee where appropriate, but no such delegation shall be permitted if the authority is required by law, regulation or listing standard to be exercised by the Committee as a whole.

         I. The Committee shall have the authority to obtain advice and assistance from internal and external legal, accounting and other advisors.

         J. The Company shall provide appropriate funding, as determined by the Committee, for the Committee to retain any legal, accounting or other advisors and to provide for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties, in each case without requiring the Committee to seek Board approval.

IV.      DUTIES AND RESPONSIBILITIES

         A.       Financial Reporting Process

                  1. The Committee shall review and discuss with management and the independent auditors the annual audited financial statements to be included in the Company's annual report on Form 10-K. The Committee shall review major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of internal controls and any special audit steps adopted in light of material control deficiencies; analyses prepared by management and the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of financial statements, including analysis of the effects of alternative GAAP methods on the financial statements; the effect of regulatory and accounting initiatives, as well as off-balance sheet arrangements, on the financial statements; the use of pro forma or non-GAAP financial information; and any correspondence with regulators or published reports that raise material issues with respect to, or that could have a significant effect on, the Company's financial statements.

                  2. The Committee shall recommend to the Board whether the audited financial statements should be included in the Company's annual report on Form 10-K.

                  3. The Committee shall review earnings press releases prior to their release.

                  4. The Committee shall prepare the audit committee report required by the rules of the SEC to be included in the Company's annual proxy statement.

         B.       Risks and Control Environment

                  1. The Committee shall discuss periodically with management the Company's policies and guidelines regarding risk assessment and risk management, as well as the Company's major financial risk exposures and the steps that management has taken to monitor and control such exposures.

                  2. The Committee shall review periodically the Company's Code of Conduct.

                  3. The Committee shall meet periodically with the senior personnel performing the compliance officer function under the Code of Conduct, the independent auditors and outside counsel to review the Company's compliance with applicable laws and regulations and the Code of Conduct.

                  4. The Committee shall oversee the Company's disclosure controls and procedures, including internal control over financial reporting and, where applicable, shall oversee changes in internal control over financial reporting intended to address any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting and any fraud involving management or other employees that is reported to the Committee. In addition, the Committee shall review and discuss the annual report of management on the effectiveness of the Company's internal control over financial reporting and the independent auditors' report on, and attestation of, such management report, to the extent those reports are required by SEC rules.

         C.       Independent Auditors

                  1. The Committee shall have the sole authority to retain, set compensation and retention terms for, terminate, oversee, and evaluate the activities of the Company's independent auditors. The independent auditors shall report directly to the Committee. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditors.

                  2. The Committee shall review and approve in advance the retention of the independent auditors for the performance of all audit and non-audit services that are not prohibited and the fees for such services. Pre-approval of audit and non-audit services that are not prohibited may be pursuant to appropriate policies and procedures established by the Committee for the pre-approval of such services, including through delegation of authority to a member of the Committee. Any service that is approved pursuant to a delegation of authority to a member of the Committee must be reported to the full Committee at its next scheduled meeting.

                  3. Prior to initiation of the audit, the Committee shall meet with the independent auditors to discuss the planning and staffing of the audit, including the impact on staffing of applicable rotation requirements and other independence rules.

                  4. The Committee shall, at least annually, obtain and review a report by the independent auditors describing: (i) the independent auditors' internal quality-control procedures; and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities or a private sector regulatory board, within the preceding five years, respecting one or more independent audits performed by the auditing firm, and any steps taken to deal with any such issues.

                  5. The Committee shall review periodically any reports prepared by the independent auditors and provided to the Committee relating to, among other things, the Company's critical accounting policies and practices; all alternative treatments within GAAP for policies and practices relating to material items that have been discussed with management, including the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditors; and any other material written communications between the independent auditors and management, such as any management letter.

                  6. The Committee shall discuss with the independent auditors any audit problems or difficulties, including any restrictions on the scope of the independent auditors' activities or on access to requested information, any disagreements with management, and any other matters required to be brought to the attention of the Committee under auditing standards (such as Statement on Auditing Standards No. 61). The Committee shall resolve any disagreements between the independent auditors and management.

                  7. The Committee shall take appropriate action to oversee the independence of the independent auditors. In this regard, the Committee shall ensure its receipt from the independent auditors of a formal written statement, consistent with Independence Standard Board Standards No. 1, delineating all relationships between the independent auditors and the Company, and shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may affect the objectivity and independence of the independent auditors.

                  8. The Committee will conduct an annual evaluation of the independent auditors' performance and independence. This evaluation also shall include the review and evaluation of the audit engagement team, including the lead audit partner. In making its evaluation, the Committee shall take into account the opinions of management. The Committee shall present its conclusions with respect to the evaluation of the independent auditors to the Board.

                  9. The Committee shall have the responsibility to set clear policies for the hiring by the Company of employees or former employees of the independent auditors. Specifically, the Company shall not hire as its Chief Executive Officer, Chief Financial Officer, Controller, Chief Accounting Officer, or any person serving in an equivalent position, any partner, employee or former employee of the Company's independent auditors who participated in any capacity in an audit of the Company during the one-year period preceding the date of initiation of the then-current audit.

         D.       Evaluations and Reports

                  1. The Committee shall annually review and assess the performance of the Committee and deliver a report to the Board setting forth the results of its evaluation. In conducting its review and assessment, the Committee shall address matters that it considers relevant to its performance, including at a minimum, the adequacy, appropriateness and quality of the information and recommendations that the Committee presented to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

                  2. The Committee shall make regular reports to the Board on its activities, including reviewing any issues that arise respecting the quality and integrity of the Company's public reporting, the Company's compliance with legal and regulatory requirements, the performance and independence of the Company's independent auditors and the effectiveness of the Company's disclosure controls and procedures.

         E.       Other Matters

                  1. The Committee shall review any proposed related-party transactions involving executive officers and directors.

                  2. The Committee shall establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

                  3. The Committee shall review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for its approval.

                  4. The Committee shall maintain free and open communication with the Board, management and the independent auditors.

                  5. The Committee shall perform any other activities consistent with this Charter, the Company's Certificate of Incorporation, the Company's By-laws, and governing law as the Committee or the Board may deem necessary or appropriate.

                        ANNUAL MEETING OF STOCKHOLDERS OF

                               HEALTH GRADES, INC.

                                  JUNE 23, 2004



                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.



              o Please detach and mail in the envelope provided. o

    PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]

1. ELECTION OF DIRECTORS:                                          2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
                                    NOMINEES:
[ ] FOR ALL NOMINEES                ( ) Kerry R. Hicks             THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF
                                    ( ) Peter H. Cheesbrough       ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT OF HEALTH
[ ] WITHHOLD AUTHORITY              ( ) Leslie S. Matthews, M.D.   GRADES, INC.
    FOR ALL NOMINEES                ( ) John J. Quattrone
                                    ( ) J. D. Kleinke
[ ] FOR ALL EXCEPT
    (See instructions below)



INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: (X)



To change the address on your account, please check the box at          [ ]
right and indicate your new address in the address space
above. Please note that changes to the registered name(s) on the account may not be submitted via this method.


Signature of Stockholder                         Date:            Signature of Stockholder                        Date:
                         ---------------------        -----------                          ---------------------        -----------

NOTE:    Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY                                                                      PROXY

                               HEALTH GRADES, INC.

                  ANNUAL MEETING OF STOCKHOLDERS, JUNE 23, 2004

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Kerry R. Hicks and David G. Hicks, or either of them, proxy, with full power of substitution, to vote, as designated on the reverse side hereof, all shares of Common Stock which the undersigned is entitled to vote if personally present at the 2004 Annual Meeting of Stockholders of Health Grades, Inc. or any adjournment or postponement thereof, subject to the directions indicated on the reverse.

         IF INSTRUCTIONS ARE GIVEN IN THE SPACES ON THE REVERSE SIDE HEREOF, THE SHARES WILL BE VOTED IN ACCORDANCE THEREWITH; IF INSTRUCTIONS ARE NOT GIVEN, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NAMED IN PROPOSAL 1 ON THE REVERSE SIDE HEREOF. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)




                                                                           14475